SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)

Of the

Securities Exchange Act of 1934

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Alanco Technologies, Inc.

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ALANCO TECHNOLOGIES, INC.

15575 North 83rd Way, Suite 3

Scottsdale, Arizona 85260

(480) 607-1010

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held January 16, 2009

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation (“Alanco” or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on January 16, 2009, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1	ELECTION OF DIRECTORS

Proposal No. 2

APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE COMPANY’S OUTSTANDING CLASS A COMMON STOCK ON A BASIS NOT TO EXCEED ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN SHARES OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT EFFECTED THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31, 2011, THIS AUTHORIZATION WILL CEASE.

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on November 21, 2008, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), this year we are furnishing proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. We are mailing our stockholders a notice containing instructions on how to access our 2008 proxy statement and annual report and how to vote online. The notice also provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to vote. Instructions regarding the various methods of voting are contained on the proxy card, including voting by toll-free telephone number or the Internet. If you received a paper copy of the proxy card by mail, you may still vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

Scottsdale, Arizona	ADELE L. MACKINTOSH
November 24, 2008	SECRETARY

ALANCO TECHNOLOGIES, INC.

15575 North 83rd Way, Suite 3

Scottsdale, Arizona 85260

(480) 607-1010

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 16, 2009

GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 16th day of January, 2009, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof.

In accordance with new rules approved by the SEC, it is anticipated that on or before December 5, 2008, a Notice Regarding the Availability of Proxy Materials will be mailed to the Company's shareholders of record as of the close of business on November 21, 2008. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2008, is available to shareholders via the Internet or through request for a printed copy. The Annual Report includes a copy of Form 10-KSB, which constitutes part of this proxy. All other information included in the Annual Report does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS

Effective October 16, 2006, the Company effected a 2:5 reverse stock split. All references to both number of shares and price per share of Class A Common Stock issued and outstanding, options and warrants granted, and common stock equivalent shares are presented herein on a post-split basis.

Voting rights are vested in the holders of the Company’s Common Stock and Preferred Stock. Only shareholders of record at the close of business on November 21, 2008, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of November 21, 2008, the Company had 31,969,667 shares of Class A Common Stock issued and outstanding, 93,592 shares of Series B Convertible Preferred Stock issued and outstanding, and 280,000 shares of Series D Non-Convertible Preferred Stock issued and outstanding. Each Class A Common share is entitled to one vote, each share of Series B Convertible Preferred stock is entitled to 5.2 votes (the equivalent number of common shares into which the Series B Convertible Preferred Stock is convertible), and each share of Series D Non-Convertible Preferred Stock is entitled to 7 votes. If the number of common shares into which the Series B Preferred Stock is convertible and the voting rights of the Series D Non-Convertible Preferred Stock are considered, the total shares eligible to vote on the record date are 34,416,346 shares (“Total Voting Rights”), each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors. Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of Voting Rights of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees. The seven nominees receiving the highest number of votes will be elected to the Board of Directors. There are no conditions precedent to the exercise of cumulative voting rights. Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company’s seven nominees set forth in "Election of Directors" below. If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders. If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco Voting Rights as of November 21, 2008. Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, Donald E. Anderson, Alanco Director, Timothy P. Slifkin, Director and StarTrak Chief Executive Officer, and Thomas A. Robinson, StarTrak Executive Vice President, is also shown in the table in the following section, Current Directors and Executive Officers.

Five Percent Owners

		Class A
		Common		Preferred		Total		Total	Total
		Shares		Shares		Voting		Voting	Stock,
		Owned	Series D	Owned		Rights	Exercisable	Rights	Options &
	Class A	Percent	Preferred	Percent		Owned	Stock	and	Warrants
	Common	of	Shares	of	Total	Percent	Options	Options	Percent of
	Shares	Class	Owned	Class	Voting	of Class	and	&	Voting
	Owned	(8)	(9)	(9)	Rights	(8)	Warrants	Warrants	Rights (10)

Donald E. Anderson (1)	3,668,960	11.48%	150,000	53.57%	4,718,960	13.71%	1,385,500	6,104,460	17.05%
WSV Management, LLC (2)	2,543,869	7.96%	0	--	2,543,869	7.39%	881,579	3,425,448	9.70%
Robert R. Kauffman (3)	1,793,312	5.61%	0	--	1,793,312	5.21%	1,216,000	3,009,312	8.45%
Timothy P. Slifkin (4)	2,253,480	7.05%	12,000	4.29%	2,337,480	6.79%	307,500	2,644,980	7.62%
The Rhino Fund, LLLP (5)	1,599,847	5.00%	50,000	17.86%	1,949,847	5.67%	340,667	2,290,514	6.59%
Tom Robinson (6)	1,484,076	4.64%	8,000	2.86%	1,540,076	4.47%	337,500	1,877,576	5.40%
Technology Systems	1,807,670	5.65%	0	--	1,807,670	5.25%	0	1,807,670	5.25%
International, Inc. (7)

(1)

The number of shares, options and warrants owned includes: The Anderson Family Trust, owner of 2,061,113 shares of Alanco Class A Common Stock, 50,000 shares of Alanco Series D Non-Convertible Preferred Stock and 670,000 exercisable warrants; Programmed Land, Inc., owner of 1,599,847 shares of Alanco Class A Common Stock, 50,000 shares of Alanco Series D Non-Convertible Preferred Stock and 533,500 exercisable warrants; Pine Summit Bible Camp and Conference Center, owner of 50,000 shares of Alanco Series D Non-

Convertible Preferred Stock, all of which Mr. Anderson claims beneficial ownership; and 8,000 shares of Alanco Class A Common Stock and 182,000 exercisable options owned by Mr. Anderson. Mr. Anderson also has an additional 155,000 stock options with a vesting schedule ranging from August 15, 2009 to August 19, 2012. The 150,000 shares of Series D Non-Convertible Preferred Stock beneficially owned by Mr. Anderson represent 53.57% of the total Series D Non-Convertible Preferred shares outstanding. Mr. Anderson’s address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.

(2)

The number of shares and warrants owned by WSV Management, L.L.C. includes: WS Opportunity Fund, L.P., owner of 797,513 shares of Alanco Class A Common Stock and 259,513 exercisable warrants, WS Opportunity Fund Q.P., L.P., owner of 756,459 shares of Alanco Class A Common Stock and 242,219 exercisable warrants, and WS Opportunity International Fund, Ltd., owner of 989,897 shares of Alanco Class A Common Stock and 379,847 exercisable warrants. The address for WSV Management, L.L.C. is 300 Crescent Court, Suite 1111, Dallas, TX 75201.

(3)

In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 7 below, we are unable to accurately calculate the changes to Mr. Kauffman’s ownership. Mr. Kauffman also has an additional 405,000 stock options with a vesting schedule ranging from August 15, 2009 to August 19, 2012. The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

(4)

In addition to the stock options shown above, Timothy P. Slifkin, President of StarTrak Systems, LLC, has 217,500 options with a vesting schedule ranging from June 30, 2009 to August 19, 2012. The 12,000 shares of Series D Non-Convertible Preferred Stock beneficially owned by Mr. Slifkin represent 4.29% of the total Series D Non-Convertible Preferred shares outstanding. The address for Mr. Slifkin is: c/o StarTrak Systems, LLC, 106 The American Road, Morris Plains, NJ 07950.

(5)

The 50,000 shares of Series D Non-Convertible Preferred Stock owned by The Rhino Fund, LLLP, managed by Rhino Capital, Inc., a private capital management company, represent 17.86% of the total Series D Non-Convertible Preferred shares outstanding. The address for Rhino Capital, Inc. is 32065 Castle Court, Suite 100, Evergreen, CO 80439.

(6)

In addition to the stock options shown above, Thomas A. Robinson, Executive Vice President of StarTrak Systems, LLC, has 217,500 options with a vesting schedule ranging from June 30, 2009 to August 19, 2012. The 8,000 shares of Series D Non-Convertible Preferred Stock beneficially owned by Mr. Robinson represent 2.86% of the total Series D Non-Convertible Preferred shares outstanding. The address for Mr. Robinson is: c/o StarTrak Systems, LLC, 106 The American Road, Morris Plains, NJ 07950.

(7)

Technology Systems International, Inc., a Nevada corporation, (TSIN) is an independent, private company, which was issued 6,000,000 shares (equivalent to 2,400,000 as adjusted for the October 16, 2006 2 for 5 reverse stock split) of Alanco common stock in 2002 in connection with the acquisition of the assets of TSIN effective in June 2002. TSIN filed a Schedule 13G on December 31, 2006, indicating TSIN ownership of 1,807,670 Alanco common shares. TSIN has previously indicated their intention to distribute the shares of Alanco common stock in excess of certain corporate litigation and liquidation expenses on a pro-rata basis to their shareholders; however, the shares have not been distributed as of the date of filing, and there is no assurance that the shares will be distributed. The address of TSIN is c/o Jill H. Ford, Trustee, P.O. Box 5845, Carefree, AZ 85377.

(8)

The percentages for Class A Common Stock shown are calculated based upon 31,969,667 shares of Class A Common Stock outstanding on November 21, 2008. The percentages for Total Voting Rights are calculated based upon 34,416,346 voting rights on November 21, 2008.

(9)

Preferred Shares are Series D Non-Convertible Preferred Stock, each share of which has seven votes in matters submitted to shareholders for a vote. As of November 21, 2008, there are 280,000 shares of Series D Non-Convertible Preferred Stock outstanding. The 5% owners do not own any shares of the Series B Convertible Preferred Stock.

(10)

In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock and Preferred Stock beneficially owned as of November 21, 2008, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

Securities of the Registrant Beneficially Owned (1)

								Stock		Total
	Class A	Shares	Series D		Shares		Shares	Options &	Total	Stock,
	Common	Owned	Preferred		Owned	Total	Owned	Warrants	Voting	Options
	Stock	Percent	Stock		Percent	Voting	Percent	Exercisable	Rights &	& Warrants
Name of	Shares	of Class	Shares		of Class	Rights	of Class	@ 11/21/08	Options &	Percent of
Beneficial Owner (2)	Owned	(7)	Owned		(7)	Owned	(7)	+ 60 days (8)	Warrants	Class (9)

Robert R. Kauffman (3)	1,793,312	5.61%	0		0.00%	1,793,312	5.21%	1,216,000	3,009,312	8.45%
Director/COB/CEO
John A. Carlson	393,338	1.23%	0		0.00%	393,338	1.14%	615,000	1,008,338	2.88%
Director/EVP/CFO
Harold S. Carpenter	725,626	2.27%	0	(5)	0.00%	725,626	2.11%	379,000	1,104,626	3.17%
Director
James T. Hecker	90,019	0.28%	0	(6)	0.00%	90,019	0.26%	190,000	280,019	0.81%
Director
Timothy P. Slifkin	2,253,480	7.05%	12,000		4.29%	2,337,480	6.79%	307,500	2,644,980	7.62%
Director/CEO - StarTrak
Thomas C. LaVoy	92,573	0.29%	10,000		3.57%	162,573	0.47%	172,000	334,573	0.97%
Director
Donald E. Anderson (4)	3,668,960	11.48%	150,000		53.57%	4,718,960	13.71%	1,385,500	6,104,460	17.05%
Director
Greg M. Oester	46,407	0.15%	0		0.00%	46,407	0.13%	505,500	551,907	1.58%
President - ATSI
Thomas A. Robinson	1,484,076	4.64%	8,000		2.86%	1,540,076	4.47%	337,500	1,877,576	5.40%
EVP - StarTrak

Officers and Directors	10,547,791	32.99%	180,000		64.29%	11,807,791	34.31%	5,108,000	16,915,791	42.80%
as a Group (9 individuals)

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally indicates voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)	COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer.

(3)

In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares. If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned; but due to matters as discussed in Footnote 7 of the Five Percent Owners table above, we are unable to accurately calculate the changes to Mr. Kauffman’s ownership.

(4)

The number of shares, options and warrants owned includes: The Anderson Family Trust, owner of 2,061,113 shares of Alanco Class A Common Stock, 50,000 shares of Alanco Series D Non-Convertible Preferred Stock and 670,000 exercisable warrants; Programmed Land, Inc., owner of 1,599,847 shares of Alanco Class A Common Stock, 50,000 shares of Alanco Series D Non-Convertible Preferred Stock and 533,500 exercisable warrants; Pine Summit Bible Camp and Conference Center, owner of 50,000 shares of Alanco Series D Non-Convertible Preferred Stock, all of which Mr. Anderson claims beneficial ownership; and 8,000 shares of Alanco Class A Common Stock and 182,000 exercisable options owned by Mr. Anderson.

(5)

Excludes 928,448 shares of Class A Common Stock, 50,000 shares of Series D Non-Convertible Preferred Stock and 159,000 warrants to purchase Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.

(6)

Excludes 1,174,471 shares of Class A Common Stock, 50,000 shares of Series D Non-Convertible Preferred Stock and 340,667 warrants to purchase Class A Common Stock owned by Rhino Fund LLLP. The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.

(7)

The percentages for Class A Common Stock shown are calculated based upon 31,969,667 shares of Class A Common Stock outstanding on November 21, 2008. The percentages for Series D Non-Convertible Preferred Stock are calculated based upon 280,000 shares of Series D Non-Convertible Preferred Stock outstanding on November 21, 2008, each share of which has seven votes in matters submitted to shareholders for a vote. The percentages for Total Voting Rights are calculated based upon 34,416,346 voting rights as of November 21, 2008.

(8)

Represents unexercised stock options and warrants issued to named executive officers and directors. All options and warrants listed that were issued to the executive officers and directors were exercisable at November 21, 2008, or will be exercisable within 60 days following November 21, 2008. Robert Kauffman also holds the following options: 102,500 options exercisable in fiscal year 2010, 127,500 options exercisable in fiscal year 2011, 112,500 options exercisable in fiscal year 2012, and 62,500 options exercisable in fiscal year 2013. John Carlson also holds the following options: 48,000 options exercisable in fiscal year 2010, 60,000 options exercisable in fiscal year 2011, 55,000 options exercisable in fiscal year 2012, and 30,000 options exercisable in fiscal year 2013. Harold Carpenter also holds the following options: 33,750 options exercisable in fiscal year 2010, 41,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 18,750 options exercisable in fiscal year 2013. James Hecker also holds the following options: 23,750 options exercisable in fiscal year 2010, 31,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 18,750 options exercisable in fiscal year 2013. Timothy Slifkin also holds the following options: 60,000 options exercisable in fiscal year 2009, 88,750 options exercisable in fiscal year 2010, 31,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 6,250 options exercisable in fiscal year 2013. Thomas LaVoy also holds the following options: 23,750 options exercisable in fiscal year 2010, 31,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 18,750 options exercisable in fiscal year 2013. Donald Anderson also holds the following options: 48,750 options exercisable in fiscal year 2010, 56,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 18,750 options exercisable in fiscal year 2013. Greg Oester also holds the following options: 20,000 options exercisable in fiscal year 2010, 25,000 options exercisable in fiscal year 2011, 25,000 options exercisable in fiscal year 2012, and 12,500 options exercisable in fiscal year 2013. Thomas Robinson also holds the following options: 60,000 options exercisable in fiscal year 2009, 88,750 options exercisable in fiscal year 2010, 31,250 options exercisable in fiscal year 2011, 31,250 options exercisable in fiscal year 2012, and 6,250 options exercisable in fiscal year 2013.

(9)

The number and percentages shown include the voting rights shares actually owned as of November 21, 2008 and the shares of common stock that the identified person or group had a right to acquire within 60 days after November 21, 2008. The percentages shown are calculated based upon 34,416,346 voting rights as of November 21, 2008. In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is comprised of Messrs. Harold S. Carpenter and James T. Hecker, who are independent directors of the Company. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans. The Compensation/Administration Committee met three times during the fiscal year ended June 30, 2008.

The Board of Directors also has an Audit/Corporate Governance Committee. The Audit Committee was originally formed in 1995. In September 2004, the Board of Directors approved a name change for the committee to Audit/Corporate Governance Committee to more accurately reflect the additional duties and responsibilities of the committee as required by the Sarbanes-Oxley Act of 2002. The Audit/Corporate Governance Committee, comprised of Messrs. Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy, all of whom are independent non-employee directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's auditor. The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of  internal controls, and the Company’s processes for monitoring compliance with Company policies. The Audit/Corporate Governance Committee reviews with the Company’s independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor’s fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The Audit/Corporate Governance Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards. The Audit/Corporate Governance Committee met three times during the fiscal year ended June 30, 2008.

The final Board committee is the Nominating/Independent Directors Committee, which is comprised of Messrs. Harold S. Carpenter, James T. Hecker, Thomas C. LaVoy, and Donald E. Anderson, all members of the Company’s Board of Directors who have been determined by the Board to meet the qualification as “independent” director as set forth in Rule 10A-3 of the Exchange Act. Per Board resolution, the Nominating/Independent Directors Committee approves all management nominations for members of the Company’s Board of Directors. In addition, the Nominating/Independent Directors Committee meets in regularly scheduled executive sessions at which only the independent directors are present.

All meetings held by the Board of Directors’ committees were attended by each of the directors serving on such committees with the following exception: Mr. LaVoy was absent from one meeting for each committee on which he serves.

The Company's Board of Directors held three meetings during the fiscal year ended June 30, 2008, at which time all Directors were present, with the exception of Mr. LaVoy, who was absent from one Board of Directors meeting. All current members of the Board of Directors’ committees are expected to be nominated for reelection at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5’s were required, the Company believes that as of the date of this filing, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2008, 2007 and 2006 to the Company's Chief Executive Officer, Chief Financial Officer, President of the Company’s subsidiary, Alanco/TSI PRISM, Inc. (ATSI), President of the Company’s subsidiary, StarTrak Systems, LLC (STS), and Executive Vice President of the Company’s subsidiary, StarTrak Systems, LLC, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers"). No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

		Annual Compensation			Long-Term Compensation
Name and				Other (1)	Securities (# shares)
Principal		Annual		Annual	Underlying Options
Position		Salary	Bonus	Compensation $	Granted during FY
Robert R. Kauffman, C.E.O.
FY 2008		247,500	None	17,400	200,000
FY 2007		250,000	None	17,400	60,000
FY 2006		225,000	None	17,400	376,000
John A. Carlson, C.F.O.
FY 2008		220,500	None	10,405	100,000
FY 2007		222,500	None	10,400	20,000
FY 2006		200,000	None	10,400	228,000
Greg M. Oester, President, ATSI
FY 2008		139,050	None	None	50,000
FY 2007		154,500	None	None	0
FY 2006		154,500	None	None	48,000
Timothy P. Slifkin, President, STS
FY 2008	(2)	333,332	None	3,081	100,000
FY 2007		160,000	None	667	0
FY 2006		N/A	N/A	N/A	400,000
Thomas A. Robinson, Exec V.P., STS
FY 2008	(3)	343,333	None	3,104	100,000
FY 2007		160,000	None	667	0
FY 2006		N/A	N/A	N/A	400,000

(1)  Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.

(2)  Includes $156,665 compensation accrued in prior years but paid during fiscal 2008.

(3)  Includes $166,666 compensation accrued in prior years but paid during fiscal 2008.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2008, to each of the Named Executive Officers and/or Directors and to all other employees as a group. No stock appreciation rights ("SARs") have been granted by the Company.

INDIVIDUAL GRANTS

	Number of Securities
	Underlying	% of Total	Exercise
	Options	Options	Price	Grant	Expiration
Name	Granted	Granted	($/Sh)	Date	Date
Robert Kauffman	200,000	15.48%	$2.00	10/5/2007	10/5/2012
John Carlson	100,000	7.73%	$2.00	10/5/2007	10/5/2012
Harold Carpenter	50,000	3.87%	$2.00	10/5/2007	10/5/2012
Donald Anderson	50,000	3.87%	$2.00	10/5/2007	10/5/2012
Thomas LaVoy	50,000	3.87%	$2.00	10/5/2007	10/5/2012
James Hecker	50,000	3.87%	$2.00	10/5/2007	10/5/2012
Timothy Slifkin	100,000	7.73%	$2.00	10/5/2007	10/5/2012
Greg Oester	50,000	3.87%	$2.00	10/5/2007	10/5/2012
Tom Robinson	100,000	7.73%	$2.00	10/5/2007	10/5/2012
Other Employees	543,000	42.00%	$2.00 - $2.50	7/20/2007 - 10/5/2007	7/10/2012 - 10/5/2012
Total	1,293,000	100.00%

All options are granted at a price not less than “grant-date market.” During the fiscal year 153,800 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2008, and the value of the unexercised, in-the-money options at June 30, 2008.

Name	Shares Acquired On Exercise During 2008 Fiscal Year	Value Realized ($) (1)	Unexercised Options & Warrants at Fiscal Year End (Shares) (2)	Value of Unexercised In-The-Money Options & Warrants at FYE ($) (3)

Robert Kauffman	0	-	1,338,000	$121,810
John Carlson	0	-	619,000	47,730
Harold Carpenter	0	-	354,000	13,980
James Hecker	0	-	175,000	7,680
Thomas LaVoy	0	-	157,000	4,000
Donald Anderson	0	-	1,345,500	24,750
Timothy Slifkin	0	-	290,000	0
Greg Oester	0	-	493,000	19,280
Thomas Robinson	0	-	320,000	0

(1)	Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2)	Represents the number of securities underlying unexercised options and warrants that were exercisable at 2008 Fiscal Year End.
(3)

Calculated as the difference between the closing price of the Company’s Common Stock on June 30, 2008, and the exercise price for those options exercisable on June 30, 2008, with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End

The following table sets forth information regarding employee stock options granted after June 30, 2008.

	Number of
	Underlying
	Securities
	Options		Date of	Date	Expiration	Option
Name	Granted		Grant	Exercisable	Date	Price
Robert R. Kauffman	250,000	(1)	8/19/08	(2)	8/19/13	$1.20
John A. Carlson	120,000	(1)	8/19/08	(2)	8/19/13	$1.20
Donald E. Anderson	75,000	(1)	8/19/08	(2)	8/19/13	$1.20
Harold S. Carpenter	75,000	(1)	8/19/08	(2)	8/19/13	$1.20
James T. Hecker	75,000	(1)	8/19/08	(2)	8/19/13	$1.20
Thomas C. LaVoy	75,000	(1)	8/19/08	(2)	8/19/13	$1.20
Timothy P. Slifkin	25,000	(1)	8/19/08	(2)	8/19/13	$1.20
Greg M. Oester	50,000	(1)	8/19/08	(2)	8/19/13	$1.20
Thomas A. Robinson	25,000	(1)	8/19/08	(2)	8/19/13	$1.20
Other Employees	65,000	(1)	7/7/08	(3)	7/7/13	$1.40
Other Employees	120,000	(1)	8/19/08	(2)	8/19/13	$1.20
Other Employees	85,000	(1)	11/11/08	(4)	11/11/13	$1.00

(1)  Issued pursuant to the 1998, 1999, 2005 & 2006 Stock Option Plans.

(2)  10% vest on 8/19/2008, 15% vest on 8/19/2009, 25% vest on 8/19/2010, 25% vest on 8/19/2011 and 25% vest on 8/19/2012.

(3)  10% vest on 7/7/2008, 15% vest on 7/7/2009, 25% vest on 7/7/2010, 25% vest on 7/7/2011 and 25% vest on 7/7/2012.

(4)  10% vest on 11/11/2008, 15% vest on 11/11/2009, 25% vest on 11/11/2010, 25% vest on 11/11/2011 and 25% vest on 11/11/2012.

Employment Agreements and Executive Compensation

The Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During fiscal year 2008, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans (the “D&O Plans”) which are described below. All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996. Shareholders approved the 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, November 22, 2002, November 19, 2004, January 20, 2006, and January 30, 2007, respectively. The purpose of the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company’s common stock. All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Plans. Newly appointed Directors receive options to purchase shares of common stock at fair market value. Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

Transactions with Management

Mr. Donald Anderson, a member of the Board of Directors and trustee and beneficial owner of the Anderson Family Trust, was paid interest in fiscal years 2008 and 2007 under the Line of Credit Agreement in the amount of approximately $170,500 and $186,500, respectively.

See Note 7 and 10 to the consolidated financials in our Form 10-KSB for fiscal year ending June 30, 2008, and Note I to the consolidated financials in our Form 10-Q for the quarter ended September 30, 2008, for additional related party transactions and discussion.

AUDIT/CORPORATE GOVERNANCE COMMITTEE REPORT (1)

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board. The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA. All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company. The auditor reports directly to the Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee has established “whistleblower” procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties. The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the independent auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal controls, and the Company’s processes for monitoring compliance by the Company with Company policies. The Audit/Corporate Governance Committee reviews with the Company’s independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor’s fee for services performed. The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company’s accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent."

Review of Audited Financial Statements

In this context, the Audit/Corporate Governance Committee reviewed and discussed the Company’s audited financial statements with management and with the Company’s independent auditors. Management represented to the Audit/Corporate Governance Committee that the Company’s consolidated financial statements were prepared in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Discussions about the Company’s audited financial statements included the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Audit/Corporate Governance Committee also discussed with the auditors other matters required by Statement on Auditing Standards, (“SAS”) No. 114 “The Auditor's Communication with Those Charged with Governance.”

The Company’s independent auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committee.” The Audit/Corporate Governance Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor’s independence.

Audit Fees

The aggregate fees billed by Semple, Marchal & Cooper, LLP, the Company’s independent auditor, for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2008 and 2007 and the review of the financial statements included in the Company’s Forms 10-QSB for such fiscal years were approximately $210,000 and $230,000, respectively.

Financial Information Systems Design and Implementation

There were no fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Semple, Marchal & Cooper, LLP for the fiscal years ended June 30, 2008 and 2007.

All Other Fees

Semple, Marchal & Cooper, LLP billed the Company during fiscal year 2008 and 2007 a total of approximately $12,000 and $12,000, respectively, for tax preparation and tax consulting services. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal auditor’s independence.

Audit Committee Pre-Approval Policies and Procedures

The 2008 and 2007 audit services provided by Semple, Marchal & Cooper, LLP were approved by our Audit/Corporate Governance Committee. The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent auditors and the estimated fees related to these services. During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor. These services and fees must be deemed compatible with the maintenance of the auditor’s independence, in compliance with the SEC rules and regulations. Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, review revisions to the estimates of audit and non-audit fees initially approved.

Recommendation

Based on the Audit/Corporate Governance Committee’s discussion with management and the independent auditors, and the Audit/Corporate Governance Committee’s review of the representations of management and the report of the independent auditors to the Audit/Corporate Governance Committee, the Audit/Corporate Governance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2008, filed with the Securities and Exchange Commission.

AUDIT/CORPORATE GOVERNANCE COMMITTEE
James T. Hecker

Harold S. Carpenter

Thomas C. LaVoy

_______________________________

(1) The material in this report is not “soliciting material,” is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1	ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members. The number of Directors of the Company has been fixed at seven by the Company's Board of Directors. The Company's Board of Directors recommends the election of the seven nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees

All nominees for Director have been approved by the Company’s Nominating/Independent Directors Committee. The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

Name	Age	Position	Year First Director

Harold S. Carpenter	74	Director	1995
James T. Hecker	51	Director	1997
Robert R. Kauffman	68	Director/C.O.B./C.E.O.	1998
Thomas C. LaVoy	49	Director	1998
John A. Carlson	61	Director/E.V.P./C.F.O.	1999
Donald E. Anderson	75	Director	2002
Timothy P. Slifkin	53	Director/C.E.O. - StarTrak	2006

Business Experience of Nominees

Robert R. Kauffman:  Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

John A. Carlson:        Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 and was named Chief Financial Officer in November 1998. Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois. He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company. He earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Donald E. Anderson:   Donald E. Anderson is President and owner of Programmed Land, Inc., a Minnesota and Scottsdale, Arizona, based company. Programmed Land is a diversified holding company engaged in real estate, including ownership, development, marketing and management of properties. He is also majority owner of a company involved in the automotive industry. From 1988 until 1997, Mr. Anderson was Chairman of the Board of NASDAQ-listed Photocomm, Inc., a company involved in the solar electric business. Since 1983, Mr. Anderson has also been President of Pine Summit Bible Camp, a non-profit organization that operates a year-round youth camp in Prescott, Arizona. Mr. Anderson has a B.A. degree in accounting.

Harold S. Carpenter:  Mr. Carpenter is the former President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year. He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co. Mr. Carpenter founded these companies in 1984 and 1980, respectively. Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa. From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment. Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:        Mr. Hecker is both an Attorney and a Certified Public Accountant. Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio. He also served, since 1992, as a trustee of an $11 million charitable trust. From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions. Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, responsible for all phases of internal audit and development of audit and systems controls. Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979. He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

Thomas C. LaVoy:      Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Timothy P. Slifkin:     Timothy P. Slifkin, President and Chief Executive Officer of the Company’s subsidiary, StarTrak Systems, LLC, is directly responsible for development of StarTrak's wireless product line and for leading the North American rail industry's acceptance of the technology for damage prevention, refrigeration transport, and asset management applications. Mr. Slifkin has been developing remote monitoring systems since founding Elexor Associates in 1986, and in developing and deploying wireless systems (satellite and terrestrial) since 1992. He has several patents issued or pending on related technology. Prior to founding StarTrak, Mr. Slifkin was employed with Hewlett Packard, Johannson Microwave, American Microsystems, and Jet Propulsion Laboratories. He holds a Bachelors Degree in Engineering.

Proposal No. 2

APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE COMPANY’S OUTSTANDING CLASS A COMMON STOCK ON THE BASIS OF ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN SHARES OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT EFFECTED THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31, 2011, THIS AUTHORIZATION WILL CEASE.

The Board of Directors has recommended a proposal to the Company’s Shareholders authorizing the Board of Directors to reverse split the Company's Class A Common Stock if Management determines that a reverse split would be necessary to keep the Common Stock eligible to be quoted on The NASDAQ Stock Market ("NASDAQ"). The effective date and the precise number of shares to be converted is to be determined by the Company's Board of Directors at a later time, but under no circumstances would the reverse stock split be greater than 1 for 10. (This is a similar proposal that the Shareholders approved at the Shareholder Meeting of November 6, 1998, at the Shareholder Meeting of November 5, 1999, at the Shareholder Meeting of November 10, 2000, at the Shareholder Meeting of November 22, 2002, at the Shareholder Meeting of December 22, 2003, and at the Shareholder Meeting of January 20, 2006. Authorization under those proposals extended to October 31, 1999, October 31, 2000, October 31, 2002, December 31, 2005, December 31, 2006, and December 31, 2008, respectively. The Board of Directors believes the continuation of that proposal through December 31, 2011, is prudent for the reasons explained below.)

The Board is requesting Shareholder authorization to reverse split the Company's outstanding Class A Common Stock on the basis of one share of Class A Common Stock for up to ten shares outstanding, only if necessary, in order to keep the Common Stock eligible to be quoted on the NASDAQ Stock Market ("NASDAQ"). With an objective to maintain the NASDAQ $1.00 minimum bid price for at least 10 trading days, the Board of Directors will take into consideration the immediate impact of a reverse stock split on the stock price as well as price fluctuations caused by current market conditions when determining the final reverse stock split ratio. Approval of this proposal would authorize the Board to reverse split the Company’s Class A Common Stock from the time of approval until December 31, 2011. The Board of Directors desires not to effect a reverse stock split but believes that retaining the Company's listing on NASDAQ is crucial to Shareholder value and liquidity and the Company's long-term business prospects. This proposed reverse stock split is not the first part of a Rule 13e-3 Going Private Transaction as defined in paragraph (a)(3)(i) of that regulation, as the reverse stock split proposal is solely for the purpose of maintaining the Company’s listing on the NASDAQ Capital market.

In August, 2005, the Company received notification from NASDAQ indicating that due to the failure of the Company to maintain the minimum $1.00 bid price per share requirement, the Company’s securities were subject to delisting from NASDAQ. In accordance with Marketplace Rule 4310(c) (8) (D), the Company had 180 days, or until January 31, 2006, to comply with the Rule. The minimum bid price requirement was not met by the date specified, and in accordance with Marketplace Rule 4310(c), NASDAQ officials determined the Company met the NASDAQ Capital Market initial listing criteria except for the bid price requirement and notified the Company that it had been granted an additional 180 calendar days (until July 31, 2006) to meet the $1.00 minimum bid price requirement. In August, 2006, the Company received notification from NASDAQ indicating that it had not regained compliance with the minimum $1.00 bid price per share requirement and that the Company’s securities would be delisted. The Company elected to appeal the NASDAQ Staff delisting determination and an oral hearing before the NASDAQ Listing Qualifications Panel (“Panel”) was held on September 14, 2006, with representatives from the Company present. Effective October 16, 2006, the Company’s Board of Directors elected to effect a 2:5 reverse stock split pursuant to approval of a proposal authorizing a reverse split obtained from the shareholders at the Company’s Annual Meeting of Shareholders held on January 20, 2006. The Company’s stock began trading on a post-split adjusted basis under the interim trading symbol “ALAND” on October 16, 2006 for a period of 20 trading days, after which the Company’s trading symbol returned to “ALAN.” The Company’s stock continued to trade above the $1.00 minimum bid price after the reverse stock split was effected. On November 2, 2006, the Company received a letter from NASDAQ indicating that the Company had remedied its minimum bid price deficiency and had regained compliance with the continued listing requirements of The NASDAQ Capital Market. As of the date of this Proxy Statement, the Company’s stock has traded below the minimum $1.00 bid price per share since October 8, 2008. Effective October 16, 2008, NASDAQ announced temporary suspension of the enforcement of the rules requiring a minimum $1 closing bid price. The suspension shall remain in effect through January 16, 2009, and NASDAQ will not take any action to delist any security for minimum bid price deficiency during the suspension. NASDAQ minimum bid price rules will be reinstated on January 19, 2009. There can be no assurance that the Company’s stock will trade above the minimum NASDAQ $1.00 per share bid requirement, and the Company may again in the future be notified that delisting may occur.

It is recommended that the shareholders give authorization until December 31, 2011, to the Board of Directors to effect up to a 1 for 10 reverse stock split of the Company's Class A Common Stock. Assuming that a reverse stock split would cause the trading price of the Company's Common Stock to increase in the same proportion as the amount of the split, a reverse stock split would result in a proportionate increase in the quoted bid price of the Common Stock, thereby exceeding NASDAQ’s minimum bid price of $1.00. On November 21, 2008, the Company’s Class A Common Stock closed at a price of $0.64 with a trading volume of 44,000 shares. The average daily trading volume for the Company’s Class A Common Stock for the three months ending November 21, 2008 was 18,578 shares.

For example, if the Board of Directors elects to effect a 1 for 3 reverse stock split, each three issued shares of the Company's Class A Common Stock held on the effective date will automatically be converted into one share of Class A Common Stock. The reverse stock split conversion ratio would also have a proportionate effect on any outstanding Preferred Stock, Options and Warrants. No fractional shares will be issued. Fractional shares created by the reverse stock split will be rounded down to the next whole number. The accumulation of the fractional shares created by the reverse stock split will be accounted for as acquired treasury shares and immediately cancelled pursuant to Arizona law.

EFFECT OF REVERSE SPLIT ON HOLDERS OF ODD LOTS OF SHARES

If the maximum 1 for 10 reverse split is authorized and declared, the reverse split would result in holders of fewer than 1,000 shares holding an “odd lot” or less than 100 shares. A securities transaction of 100 or more shares is a “round lot” transaction of shares for securities trading purposes and a transaction of less than 100 shares is an “odd lot” transaction. Round lot transactions are the standard size requirements for securities transactions and odd lot transactions may result in higher transaction costs to the odd lot seller.

EFFECT OF REVERSE SPLIT RESULTING IN FRACTIONS OF A SHARE

A reverse split may result in some shareholders mathematically holding fractions of shares of the Company’s Class A Common Stock; however, the Company will not issue fractions of shares of its stock. Arizona corporate law, which governs the corporate affairs of the Company, allows the Company to (i) pay in money the fair value of fractions of a share as determined by the Company’s Board of Directors, (ii) arrange for the disposition of fractional shares by those entitled to the fractional shares, or (iii) issue scrip that entitles the holder to receive a full share on surrendering enough scrip to equal a full share. If scrip is issued by the Company, the holders of such scrip are not entitled to exercise any rights of a shareholder unless otherwise determined by the Board of Directors as stated on the scrip certificate. The Board of Directors may issue the scrip subject to any conditions that the Board deems advisable, including, but not limited to, a provision that the scrip will become void if not exchanged for full shares before a date specified by the Board.

Because the reverse split ratio, if the reverse split is effected, will be determined by the Board of Directors in the future, and the potential number of fractional shares cannot be determined until such time, the exact treatment of fractional shares is unknown at this time. However, the Board of Directors will comply with Arizona law as outlined above concerning any such resulting fractional shares.

EFFECT OF REVERSE SPLIT ON NUMBER OF SHARES OUTSTANDING

The following table sets forth the number of Alanco Common Stock Equivalent shares outstanding after each potential reverse stock split ranging from a 1 for 2 split to a 1 for 10 split, based on 32,456,346 Common Stock Equivalent shares outstanding as of November 21, 2008. The Common Stock Equivalent shares outstanding includes the number of Class A Common Shares outstanding plus the number of common shares into which the Series B Convertible Preferred Stock is convertible (5.2 shares of Common Stock for each share of Series B Convertible Preferred Stock). The numbers shown below assume that no fractional shares are created from a potential reverse stock split.

Potential Reverse Stock Split	Post-Split Common Stock Equivalent Shares Outstanding

1 for 2	16,228,173
1 for 3	10,818,782
1 for 4	8,114,087
1 for 5	6,491,269
1 for 6	5,409,391
1 for 7	4,636,621
1 for 8	4,057,043
1 for 9	3,606,261
1 for 10	3,245,635

EFFECT OF REVERSE SPLIT ON NUMBER OF AUTHORIZED SHARES AVAILABLE FOR ISSUANCE

As of November 21, 2008, the Company had a total of 48,824,996 of its 75,000,000 authorized shares of Class A Common Stock either issued or reserved for 1) issuance for conversion of preferred shares, 2) exercise of options and warrants granted, 3) future stock option grants available under approved stock option plans, or 4) issuance of shares for potential conversion of debt. The table below illustrates the effect on the number of authorized shares of the Company’s Class A Common Stock available for issuance as a result of each potential reverse split. While the number of authorized shares remains constant, the effect of a reverse split would result in an increased number of available authorized unissued shares.

	Post-Split		Unissued Post-Split
Potential	Class A	Authorized	Class A
Reverse	Common Stock	Class A	Common
Stock	Issued or	Common	Stock
Split	Currently Reserved (1)	Stock	Available

1 for 2	24,412,498	75,000,000	50,587,502
1 for 3	16,274,999	75,000,000	58,725,001
1 for 4	12,206,249	75,000,000	62,793,751
1 for 5	9,764,999	75,000,000	65,235,001
1 for 6	8,137,499	75,000,000	66,862,501
1 for 7	6,974,999	75,000,000	68,025,001
1 for 8	6,103,125	75,000,000	68,896,876
1 for 9	5,425,000	75,000,000	69,575,000
1 for 10	4,882,500	75,000,000	70,117,500

(1)

Includes the following as of November 21, 2008: 31,969,667 Class A Common Stock outstanding, 486,679 shares reserved for conversion of Preferred Stock outstanding, 12,743,904 shares reserved for exercise of granted stock options and warrants, 1,998,300 shares reserved for current approved stock option plans for future stock options grants; and 1,626,446 shares reserved for potential issuance for conversion of debt. Shares required for conversion of potential future preferred stock dividends are not included.

As stated previously, the Company’s intent for requesting Shareholder approval to reverse split the Company’s Class A Common Stock is to keep the Common Stock eligible to be quoted on the NASDAQ Stock Market. The Company does not have any plans, proposals, or arrangements at this time to issue any of the additional authorized shares of common stock realized as a result of a reverse stock split for any future acquisitions or financings or any other purpose.

The actual reverse stock split ratio shall be determined by the Board of Directors of the Company based upon the Company’s estimation of the post-split trading bid price and the probability of the bid price maintaining the $1.00 minimum for 10 consecutive trading days under various market conditions.

As of the date of this Proxy Statement, the Company has approximately 1,020 shareholders of record (does not include shareholders holding shares in street name). Depending on the final reverse stock split ratio that may be effected, the post-split shareholder of record count would range from approximately 860 shareholders of record if a 1 for 2 reverse stock split were effected to approximately 520 shareholders of record if a 1 for 10 reverse stock split were effected.

ANTI-TAKEOVER IMPLICATIONS OF REVERSE STOCK SPLIT

As a result of a reverse stock split, the number of authorized, but unissued shares of the Company's Class A Common Stock will increase as shown in the table above. Currently, the Company has 26,575,004 shares of authorized, unissued and non-reserved shares of its Class A Common Stock available for issuance. If the maximum reverse split ratio of 1 share for each 10 existing outstanding shares is adopted by the Board of Directors following adoption of Proposal No. 2 by the shareholders, then the number of authorized, unissued and non-reserved shares of its Class A Common Stock available for issuance would increase to 70,117,500 shares. Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, as indicated above, the purpose of the reverse split is to maintain the Company's listing on NASDAQ, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

INDEPENDENT AUDITOR

Semple, Marchal & Cooper, LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, and 2008. The Company anticipates the appointment of Semple, Marchal & Cooper, LLP to audit the Company’s financial statements for the fiscal year ending June 30, 2009. A representative of Semple, Marchal & Cooper, LLP is expected to attend the Shareholders’ Meeting and will have an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. This Proxy Statement incorporates by reference documents which are not presented in this Proxy Statement or delivered to you with it. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below and amendments to them. These documents and their amendments were previously filed with the SEC.

The following documents filed by us with the SEC are incorporated by reference in this Proxy Statement:

1.	Our Form 10-KSB filed with the SEC on September 29, 2008.
2.	Our Form 10-Q filed with the SEC on November 14, 2008.

REQUEST FOR COPY OF FORM 10-KSB

Shareholders may receive a copy of the Form 10-KSB without charge via e-mail request to alanco@alanco.com, by calling the Company at 480-607-1010, Ext. 857, or by writing to the Company to the attention of the Company’s Corporate Secretary at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;

DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2009, and have it included in the Company’s proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company’s proxy statement released to security holders in connection with the previous year’s annual meeting of security holders and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In accordance with the above rule, the applicable proposal submission deadline for the 2009 annual meeting of shareholders would be August 18, 2009.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph). If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

ADELE L. MACKINTOSH
SECRETARY

Scottsdale, Arizona

November 24, 2008

Proxy Solicited by the Board of Directors of Alanco Technologies, Inc.

The undersigned hereby appoints Robert R. Kauffman and John A. Carlson, or any one of them, with full power of substitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting of Shareholders of Alanco Technologies, Inc. to be held at 15575 N. 83rd Way, Scottsdale, Arizona, at 10:00 a.m. Mountain Standard Time, on January 16, 2009, and at any and all adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Alanco Technologies, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES. SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE’S NAME(S). FOR EXAMPLE, A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 7,000 VOTES (# OF SHARES X 7 DIRECTORS) FOR ALL, ONE, OR A SELECT NUMBER OF CANDIDATES.

PROPOSAL NO. 1	ELECTION TO THE BOARD OF DIRECTORS

☐ FOR Management nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:

Harold S. Carpenter	________	Shares	James T. Hecker	________	Shares	Timothy P. Slifkin	_______	Shares
Robert R. Kauffman	________	Shares	Thomas C. LaVoy	________	Shares
John A. Carlson	________	Shares	Donald E. Anderson	________	Shares

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

PROPOSAL NO. 2

APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, ONLY IF NECESSARY, TO REVERSE SPLIT THE COMPANY’S OUTSTANDING CLASS A COMMON STOCK ON THE BASIS OF ONE SHARE OF CLASS A COMMON STOCK FOR UP TO TEN SHARES OUTSTANDING. IF THE BOARD OF DIRECTORS HAS NOT EFFECTED THE ACTION CONTEMPLATED HEREUNDER BY DECEMBER 31, 2011, THIS AUTHORIZATION WILL CEASE.

☐	FOR	☐	AGAINST	☐	ABSTAIN

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR ALL PROPOSALS LISTED. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated_________________________________, 200_

____________________________________________	____________________________________________

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALANCO. PLEASE SIGN AND RETURN THIS PROXY TO ALANCO TECHNOLOGIES, INC., C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.